SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - July 13, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

99.1    Press Release, dated July 13, 2004

Item 12.  Results of Operations and Financial Condition.

On July 13, 2004, Harleysville National Corporation issued a press release announcing second quarter 2004 earnings. This press release is furnished in this report, pursuant to Item 7 hereof, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HARLEYSVILLE NATIONAL CORPORATION

                             /s/ Michael B. High
                            Michael B. High, EVP and Chief Financial Officer

Dated: July 13, 2004

EXHIBIT INDEX

Page
Exhibit 99.1 Press Release dated July 13, 2004, of Harleysville National Corporation	4
(furnished pursuant to Item 7 hereof).